=============================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                              February 14, 1995
               Date of Report (Date of earliest event reported)


                                 HUBCO, INC.
            (Exact name of registrant as specified in its charter)


                                  New Jersey
                (State or other jurisdiction of incorporation)

                   1-10699                       22-2405746
         (Commission File Number)   (IRS Employer Identification No.)

             1000 MacArthur Boulevard, Mahwah, New Jersey  07430
                   (Address of principal executive offices)

                                (201) 236-2640
             (Registrant's telephone number, including area code)


        =============================================================

     This Form 8-K/A amends the Current Report on Form 8-K of HUBCO, Inc. ("HUBCO") dated February 14, 1995 (the "Original Form 8-K"), previously filed with the Securities and Exchange Commission (the "Commission"). The Original Form 8-K was filed to report the (then proposed) acquisition by HUBCO of Urban National Bank ("Urban"). The Original Form 8-K reported this event under Item 5, but contained the financial statements of the business acquired (i.e., Urban) and the pro forma financial information which would be required for a report under Item 2 of Form 8-K. This Form 8-K/A amends the Original Form 8-K by identifying it as an Item 2 filing, by updating the information regarding consummation of the Urban transaction, by incorporating by reference updated financial statements of Urban, and by including and incorporating by reference updated pro forma financial information.


Item 2.   Acquisition or Disposition of Assets.

     On June 30, 1995, HUBCO, Inc. ("HUBCO") completed its previously announced acquisition of Urban National Bank ("Urban"), by merging Urban with HUBCO's wholly-owned subsidiary, Hudson United Bank ("HUB"). The merger increased HUBCO's branch network to 58 locations in northern New Jersey. Pursuant to the Agreement and Plan of Merger dated February 14, 1995 by and among HUBCO, HUB and Urban, shareholders of Urban received 2.17 shares of HUBCO Common Stock in exchange for each share of Urban Common Stock.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The audited consolidated statement of condition of Urban as of December 31, 1994 and the audited consolidated statement of income of Urban for the year ended December 31, 1994 are incorporated by reference herein from the Proxy Statement of HUBCO with respect to the Annual Meeting of HUBCO shareholders held on June 1, 1995 (the "HUBCO 1995 Proxy Statement").

     The audited consolidated financial statements of Urban for the years ended December 31, 1993 and 1992 were filed as Exhibit 99 to the Original Form 8-K to which this Form 8-K/A is an amendment.

     The unaudited financial statements of Urban as of and for the three months ended March 31, 1995 are set forth below.

                             URBAN NATIONAL BANK
                          CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1995
                                 (UNAUDITED)

(In thousands, except share data)
ASSETS
               Cash and due from banks                      $  12,954
               Federal funds sold                               9,100
                                                            ---------
                    TOTAL CASH AND CASH EQUIVALENTS            22,054

               Securities
               Available for sale, at market value             49,526
               Held to maturity, at amortized cost             55,369
               (market value of $ 52,583)
                                                            ---------
                              TOTAL SECURITIES                104,895

               Loans                                           91,315

               Less:


                    Allowance for possible loan losses          1,492
                                                            ---------
                              NET LOANS                        89,823
                                                            ---------
               Premises and equipment, net                      1,749
               Other real estate                                2,152
               Other assets                                     3,799
                                                            ---------
                              TOTAL ASSETS                  $ 224,472
                                                            =========

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
               Deposits                                     $ 195,709

               Short term borrowings                           14,709

               Other liabilities                                  867
                                                            ---------
                              TOTAL LIABILITIES             $ 211,285

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
               Common Stock, par value $1.25; 984,372
               shares authorized, issued and outstanding        1,230

               Additional paid-in capital                       1,329

               Retained earnings                               12,132

               Change in unrealized holding loss on
               securities available for sale, net of
               income taxes                                    (1,504)
                                                            ---------

                              TOTAL SHAREHOLDERS' EQUITY       13,187
                                                            ---------
               TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 224,472
                                                            =========

                             URBAN NATIONAL BANK
                      CONSOLIDATED STATEMENTS OF INCOME
                                 (UNAUDITED)

                                                            For The Quarter
                                                            Ended March 31,
(In thousands, except per share data)                        1995       1994
                                                            -------    ------
INTEREST INCOME:

               Loans                                        $ 2,163   $ 1,749
               Securities                                     1,443     1,305
               Federal Funds Sold                               169        82
                                                            -------   -------
                              TOTAL INTEREST INCOME           3,775     3,136
                                                            -------   -------

INTEREST EXPENSE:
               Deposits                                       1,062       886
               Interest on short-term and other borrowings      219       135
                                                            -------   -------
                              TOTAL INTEREST EXPENSE          1,281     1,021
                                                            -------   -------
                              NET INTEREST INCOME             2,494     2,115



PROVISION FOR POSSIBLE LOAN LOSSES                              -          70
                                                            -------   -------
                             NET INTEREST INCOME AFTER
                    PROVISION FOR POSSIBLE LOAN LOSSES        2,494     2,045
                                                            -------   -------

Non-interest income                                             341       392

OPERATING EXPENSES:
               Salaries and other employee benefits           1,082       951
               Occupancy and equipment expense                  302       330
               Other operating expenses                         766       631
                                                            -------   -------
                                                              2,150     1,912

                              INCOME BEFORE PROVISION
                                     FOR INCOME TAXES           685       525
                                                            -------   -------
Provision for income taxes                                      245       177
                                                            -------   -------
                                        NET INCOME          $   440   $   348
                                                            =======   =======


               Net income per share                         $  0.45   $  0.35
                                                            =======   =======



                                          URBAN NATIONAL BANK
                       CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                               FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                              (UNAUDITED)

                                                                   Unrealized
                                                                   Holding Loss
                                           Additional              On Securities   Total
                               Common      Paid-in    Retained     Available       Shareholders'
(In thousands)                 Stock       Capital    Earnings     For Sale        Equity
- ------------------------------------------------------------------------------------------------

Balance at
 December 31, 1994             $ 1,230     $ 1,329    $ 11,692     $  (2,456)    $ 11,795
  Unrealized holding loss
   on Securities available
   for sale, net of income
   taxes                                                                 952          952
  Net income - three months
   ended March 31, 1995                                    440                        440
                               -------     -------    ---------    ----------    --------
 Balance at March 31, 1995     $ 1,230     $ 1,329    $ 12,132     $  (1,504)    $ 13,187
                               =======     =======    =========    ==========    ========

                            URBAN NATIONAL BANK
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE THREE MONTHS ENDED MARCH 31, 1995 AND 1994
                               (in thousands)


                                                           1995       1994
                                                         --------   --------

  CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                            $   440    $   348
  Adjustments to reconcile net income to net
    cash provided by operating activities
    Net amortization of premiums on investments             193        116
    Depreciation and amortization                            72         89
    Provision for possible loan losses                        -         25
    Provision for possible losses on other real estate        -         45
    Gains on sales of securities, net                         -         (1)
    Gains on sales of premises and equipment                 (7)         -
    Gains on sales of loans, net                             (3)         -
    Gains on sales of other real estate                       -        (10)
    Net (increase) decrease in mortgage loans held for sale (29)       620
    Deferred income tax benefit                            (272)      (377)
    (Increase) decrease in other assets                      (1)     3,857
    Decrease in other liabilities                        (1,922)      (200)
                                                         ------      -----
          Net cash provided by (used in) operating
          activities                                     (1,529)     4,512
                                                         ------      -----


  CASH FLOWS FROM INVESTING ACTIVITIES:
  Securities available for sale-
    Proceeds from sales                                       -        101
    Purchases                                            (1,025)    (9,848)
    Proceeds from principal repayments and maturities     1,222      2,914
  Securities held to maturity-
    Purchases                                            (2,083)    (4,701)
    Proceeds from principal repayments and maturities     3,092      8,241
  Net increase in loans                                    (930)      (577)
  Proceeds from the sale of premises and equipment           32         10
  Capital expenditures                                      (18)      (157)
  Decrease in other real estate, net                        975        470
                                                         ------     ------
          Net cash provided by (used in) investing
          activities                                      1,265     (3,547)
                                                         ------     ------

  CASH FLOWS FROM FINANCING ACTIVITIES:


  Net decrease in deposits                              (10,726)    (3,383)
  Net decrease in securities sold under agreements
     to repurchase and treasury, tax and loan
     deposits                                            (5,596)    (8,571)
                                                         ------     ------
          Net cash used in financing activities         (16,322)   (11,954)
                                                        -------    -------
          Net decrease in cash and cash equivalents     (16,586)   (10,989)
                                                        -------    -------


  CASH AND CASH EQUIVALENTS, beginning of period        $38,640    $25,272
                                                        -------    -------

  CASH AND CASH EQUIVALENTS, end of period              $22,054    $14,283
                                                        =======    =======

     (b)  Pro Forma Financial Information.

     This Current Report incorporates by reference from the HUBCO 1995 Proxy
Statement: the unaudited Pro Forma Combined Condensed Balance Sheet of HUBCO, Jefferson and Urban at December 31, 1994, the unaudited Pro Forma Combined Condensed Statements of Income covering (i) the year ended December 31, 1994 and (ii) the year ended December 31, 1993, and the accompanying Notes to the Pro Forma Combined Condensed Unaudited Financial Statements.

     The following unaudited pro forma financial information takes into account HUBCO's acquisition of Washington Bancorp. Inc. (the "Washington Merger"), completed on July 1, 1994, HUBCO's acquisition of Jefferson National Bank ("Jefferson"), completed on April 5, 1995, and HUBCO's acquisition of Urban, completed on June 30, 1995. The Washington Merger has been accounted for as a purchase. Accordingly, HUBCO's historical financial statements reflect the consolidated results of operations of Washington Bancorp, Inc. ("Washington") solely for periods on or after July 1, 1994. In contrast, both the Jefferson merger and the Urban merger have been accounted for as poolings of interests. Under the pooling of interests method of accounting, HUBCO's consolidated financial statements were retroactively adjusted after the mergers to combine the results of the operations of HUBCO, Jefferson and Urban for periods prior to the consummation of the merger.

     The following unaudited Pro Forma Combined Condensed Balance Sheet of HUBCO, Jefferson and Urban at March 31, 1995 gives effect to the Jefferson and Urban mergers as if they had been consummated on that date, based on adjustments described in the accompanying Notes to the Pro Forma Combined Condensed Unaudited Financial Statements (the "Notes"). Inasmuch as the Washington Merger was consummated prior to March 31, 1995, HUBCO's historical balance sheet at March 31, 1995 includes the assets and liabilities of Washington retained by the merged institution at March 31, 1995.



     Also presented are two separate unaudited Pro Forma Combined Condensed Statements of Income, covering (i) the three months ended March 31, 1995 (the "March 1995 Pro Forma Statement"), and (ii) the three months ended March 31, 1994 (the "March 1994 Pro Forma Statement"). These unaudited Pro Forma Combined Condensed Statements of Income reflect the following:

     The March 1995 Pro Forma Statement gives effect to the Jefferson and Urban mergers as if such transactions had occurred on January 1, 1995 and combines the results of operations of HUBCO, Jefferson and Urban for the three months ended March 31, 1995. As noted in the Notes, no adjustments were required for this period to the historic financial information.

     The March 1994 Pro Forma Statement gives effect to the Washington Merger and the Jefferson and Urban mergers as if such transactions had occurred on January 1, 1994. The March 1994 Pro Forma Statement combines the results of operations of (i) HUBCO for the three months ended March 31, 1994, (ii) Washington for the three months ended March 31, 1994, (iii) Jefferson for the three months ended March 31, 1994 and (iv) Urban for the three months ended March 31, 1994 subject to the adjustments set forth in the Notes.

     The unaudited pro forma information presented herein has been prepared by HUBCO's management based upon the historical financial statements and related notes thereto of HUBCO, Washington, Jefferson and Urban. The Pro Forma Combined Condensed Statements of Income are not necessarily indicative of the results of operations which would have been achieved had these transactions been consummated as of the beginning of such periods for which such data are presented and should not be construed as being representative of future periods.


                                              PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                         AS OF MARCH 31, 1995
                                                              (Unaudited)


                                                                  Pro Forma
                                                    Pro Forma     Combined                    Pro Forma
                              Historical           Adjustments    HUBCO and     Historical   Adjustments     Pro Forma
                        HUBCO       Jefferson       Jefferson     Jefferson        Urban        Urban         Combined
                        -----       ---------       ---------     ---------        -----        -----         --------


   Assets:                                               (in thousands)

   Cash and due from   $52,391         $4,559             $-      $56,950        $12,954            $-         $69,904
   banks

   Securities          455,965         24,605              -      480,570         55,369        22,333 (AA)    558,272

   Securities           58,195          5,038           (517)(A)   62,716         49,526       (22,348)(BB)     89,894
   available for sale

   Federal funds        29,600         11,500              -       41,100          9,100             -          50,200
   sold

   Loans               714,935         44,043              -      758,978         91,315             -         850,293

   Allowance for       (13,376)        (1,674)             -      (15,050)        (1,492)            -         (16,542)
   possible loan
   losses

   Premises and         32,251            777              -       33,028          1,749             -          34,777
   equipment

   Other real estate     3,054          1,084              -        4,138          2,152             -           6,290

   Intangible assets     9,198              -              -        9,198              -             -           9,198

   Other assets         18,905          1,006            102(B)    20,013          3,799             3(CC)      23,815
                      --------       --------       --------     --------       --------      --------        --------

   Total Assets     $1,361,118        $90,938          ($415)  $1,451,641       $224,472          ($12)     $1,676,101
                    ==========       ========       ========   ==========       ========     =========      ==========




                                  PRO FORMA COMBINED CONDENSED BALANCE SHEET (Unaudited)
                                                   AS OF MARCH 31, 1995

                                                                      Pro Forma
                                                          Pro Forma   Combined                  Pro Forma
                                        Historical       Adjustments  HUBCO and  Historical    Adjustments   Pro Forma
                                    HUBCO     Jefferson   Jefferson   Jefferson     Urban         Urban      Combined
                                    -----     ---------   ---------   ---------     -----         -----      --------


   Liabilities:                                         (in thousands)

   Deposits                       $1,156,294    $84,707          $-   $1,241,001   $195,709           $-    $1,436,710

   Short term borrowings              70,712          -           -       70,712     14,709            -        85,421

   Other liabilities                   6,173        835           -        7,008        867            -         7,875
                                   ---------   --------    --------    ---------  ---------     --------     ---------
        Total Liabilities          1,233,179     85,542           -    1,318,721    211,285            -     1,530,006
                                   ---------   --------    --------    ---------  ---------     --------     ---------

   Subordinated debentures            25,000          -           -       25,000          -            -        25,000
                                   ---------   --------    --------    ---------  ---------     --------     ---------
   Stockholders' Equity:

   Preferred stock                    16,908          -           -       16,908          -            -        16,908

   Common stock                       18,492      1,356        (272)(C)   19,576      1,230        2,566(DD)    23,372


   Additional paid in capital         49,240      1,474          (3)(D)   50,711      1,329       (2,574)(EE)   49,466

   Retained Earnings                  28,687      2,614           -       31,301     12,132            -        43,433

   Unrealized holding gain (loss)
   on securities available for
   sale, net of income taxes             478        (48)       (140)(E)      290     (1,504)          (4)(FF)   (1,218)

   Treasury stock                     (9,747)         -           -       (9,747)         -            -        (9,747)

   Restricted stock awards            (1,119)         -           -       (1,119)         -            -        (1,119)
                                  ----------   --------    --------   ----------   --------     --------    ----------
        Total stockholders'
          equity                     102,939      5,396        (415)     107,920     13,187          (12)      121,095
                                  ----------   --------    --------   ----------   --------     --------    ----------

        Total liabilities
          and stockholders'
            equity                $1,361,118    $90,938       ($415)  $1,451,641   $224,472         ($12)   $1,676,101
                                  ==========   ========     ========  ==========   ========     ========    ==========



  See accompanying notes to proforma combined condensed unaudited financial statements.


                                   PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                                             For the three months ended March 31, 1995

                                                                        Pro Forma
                                                          Pro Forma     Combined                 Pro Forma
                                        Historical       Adjustments    HUBCO and    Historical Adjustments   Pro Forma
                                    HUBCO     Jefferson   Jefferson     Jefferson      Urban       Urban      Combined
                                    -----     ---------   ---------     ---------      -----       -----      --------


   Interest Income:                         (in thousands, except per share amounts)

     Loans                            $16,877       $977          $-      $17,854       $2,163         $-     $20,017

     Securities                         8,359        385           -        8,744        1,443          -      10,187

     Federal funds sold                    16        136           -          152          169          -         321
                                     --------    -------     -------      -------      -------    -------     -------
       Total Interest Income           25,252      1,498           -       26,750        3,775          -      30,525
                                     --------    -------     -------      -------      -------    -------     -------
   Interest expense:

     Deposits                           7,034        558           -        7,592        1,062          -       8,654

     Borrowings                           628          -           -          628          219          -         847

     Subordinated debt                    492          -           -          492            -          -         492
                                      -------    -------     -------      -------      -------    -------     -------
       Total interest                   8,154        558           -        8,712        1,281          -       9,993
       expense                        -------    -------     -------      -------      -------    -------     -------

       Net interest income             17,098        940           -       18,038        2,494          -      20,532
       before provision for
       possible loan losses

   Provision for possible loan
   losses                               1,050          -           -        1,050            -          -       1,050
                                      -------    -------     -------     --------      -------    -------     -------
       Net interest income
       after provision for
       possible loan losses            16,048        940           -       16,988        2,494          -      19,482
                                     --------    -------     -------     --------      -------    -------     -------

   Non-interest income                  3,737        145           -        3,882          341          -       4,223


                                     --------    -------     -------     --------      -------    -------     -------
   Operating expenses:

     Salaries and other
     employee benefits                  6,264        374           -        6,638        1,082          -       7,720

     Occupancy and equipment
     expense                            1,694        109           -        1,803          302                  2,105

     Other operating expenses           4,411        349           -        4,760          766                  5,526
                                     --------    -------     -------     --------     --------   --------    --------

       Total operating expenses        12,369        832           -       13,201        2,150          -      15,351
                                     --------    -------     -------     --------     --------   --------    --------
       Income before income taxes       7,416        253           -        7,669          685          -       8,354

     Income tax provision               2,628          -           -        2,628          245          -       2,873
                                     --------    -------     -------     --------     --------   --------    --------
       Net Income                       4,788       $253          $-       $5,041         $440         $-      $5,481
                                     ========    =======     =======     ========     ========   ========    ========


                                          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                                                             (Unaudited)
                                              For the three months ended March 31, 1995



                                                                  Pro Forma
                                                                   Combined
                                                   Pro Forma        HUBCO                       Pro Forma    Pro Forma
                               Historical         Adjustments        and         Historical    Adjustments    Combined
                            HUBCO    Jefferson     Jefferson      Jefferson        Urban          Urban
                            -----    ---------     ---------      ---------        -----          -----       --------


  Income per share (x):
    Primary (y)             $0.47                                     $0.46                                     $0.42

    Fully Diluted            0.44                                      0.44                                      0.40

  Book Value per common
  share (x)                  8.77                                      8.76                                      8.44

  Dividends per common
  share (x)                  0.15                                      0.15                                      0.15



  Weighted average
  number of common
  shares outstanding        9,675                                    10,285                                    12,420
  (x)

  Weighted average
  number of fully
  diluted common shares    10,791                                    11,401                                    13,536
  outstanding (x)

  (x) Shares issued and outstanding have been adjusted for the Stock Split.

  (y) After reduction of $ 279 ($.36 per share) of Series A Preferred Stock dividends for the HUBCO financial information, for the pro forma combined HUBCO and Jefferson financial information and the pro forma combined
      HUBCO, Jefferson and Urban financial information.

                         See accompanying notes to pro forma combined condensed unaudited financial statements.


             PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                        For the three months ended March 31, 1994





                                                                Pro Forma
                                                   Pro Forma    Combined
                                 Historical        Adjustments  HUBCO and    Historical
                             HUBCO   Washington    Washington   Washington   Jefferson
                             -----   ----------    ----------   ----------   ---------

   Interest Income:           (in thousands, except per share amounts)

   Loans                    $10,576     $3,393       ($226) (a)   $13,743         $363

   Securities                 6,829      1,099          71 (b)      8,025          110
                                                        26 (c)
                                                         - (d)

   Federal funds sold           105         33           -            138           34
                            -------    -------      ------        -------      -------
   Total Interest Income     17,510      4,525        (129)        21,906          507
                            -------    -------     -------        -------      -------

   Interest expense:

   Deposits                   4,593      1,844         397 (e)      6,834          182

   Borrowings                   110          5         216 (f)        331            -

   Subordinated debt            428          -           -              -            -
                            -------    -------     -------       --------      -------

   Total interest expense     4,703      1,849         612          7,164          182
                            -------    -------     -------       --------      -------

   Net interest income       12,807      2,676        (741)        14,742          325
   before provision for
   possible loan losses

   Provision for                450         75           -            525           25
   possible loan losses    --------    -------     -------        -------      -------

   Net interest income       12,357      2,601        (741)        14,217          300
   after provision for     --------    -------     -------        -------      -------
   possible loan losses

   Non-interest income        2,209        200           -          2,409           44
                           --------    -------     -------        -------      -------

   Operating expenses:

   Salaries and other         4,665        830           -          5,495          142
   employee benefits


   Occupancy and              1,341        202           9 (g)      1,552           29
   equipment expense

   Other operating            2,000      1,158         250 (h)      3,408          133
   expenses                --------   --------    --------       --------      -------

   Total operating            8,006      2,190         259         10,455          304
   expenses                --------   --------    --------       --------      -------

   Income (loss) before       6,560        611      (1,000)         6,171           40
   income taxes

   Income tax provision       2,346        219        (380)(i)      2,185            -
   (benefit)               --------    -------    --------       --------      -------

   Net Income (loss)         $4,214       $392       ($620)         3,986          $40
                           ========    =======    ========       ========      =======



- ----------------------------------------------------------------------------------------------


           PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                      For the three months ended March 31, 1994

                                    (continued)



                                         Pro Forma
                                          Combined
                                           HUBCO
                           Pro Forma     Washington                 Pro Forma
                          Adjustments       and       Historical   Adjustments    Pro Forma
                           Jefferson     Jefferson       Urban        Urban       Combined
                           ---------     ---------       -----        -----       --------

   Interest Income:          (in thousands, except per share amounts)

   Loans                           -        14,106        1,749          $-        $15,855

   Securities                      -         8,135        1,305           -          9,440



   Federal funds sold              -           172           82           -            254
                             -------       -------      -------     -------       --------
   Total Interest Income           -        22,413        3,136           -         25,549
                             -------       -------      -------     -------       --------


   Interest expense:

   Deposits                        -         7,016          886           -          7,902

   Borrowings                      -           331          135           -            466

   Subordinated debt               -             -            -           -              -
                             -------       -------      -------     -------        -------

   Total interest expense          -         7,346        1,021           -          8,367
                             -------       -------      -------     -------        -------

   Net interest income             -        15,067        2,115           -         17,182
   before provision for
   possible loan losses

   Provision for                  59(F)        609           70          12(GG)        691
   possible loan losses      -------       -------      -------     -------        -------

   Net interest income           (59)       14,458        2,045         (12)        16,491
   after provision for       -------       -------      -------     -------        -------
   possible loan losses

   Non-interest income             -         2,453          392           -          2,845
                             -------       -------      -------     -------        -------

   Operating expenses:

   Salaries and other              -         5,637          951           -          6,588
   employee benefits

   Occupancy and                   -         1,581          330           -          1,911
   equipment expense

   Other operating               (59)(F)     3,482          631         (12)(GG)     4,101
   expenses                ---------      --------     --------    --------        -------

   Total operating               (59)       10,700        1,912         (12)        12,600
   expenses                 --------      --------     --------    --------        -------

   Income (loss) before            -         6,211          525           -          6,736
   income taxes

   Income tax provision            -         2,185          177           -          2,362
   (benefit)                --------      --------     --------    --------        -------

   Net Income (loss)              $-        $4,026         $348          $-         $4,374
                            ========      ========     ========    ========        =======


               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                       For the three months ended March 31, 1994

                                                                                                      Pro Forma
                                                                                                       Combined
                                                                 Pro Forma                               HUBCO
                                                     Pro Forma    Combined                 Pro Forma   Washington
                                   Historical      Adjustments   HUBCO and   Historical   Adjustments     and
                                HUBCO  Washington   Washington   Washington   Jefferson    Jefferson   Jefferson
                                -----  ----------   ----------   ----------   ---------    ---------   ---------

   Income per share (x):
     Primary (y)                $0.43                              $0.38                                 $0.36
     Fully Diluted               0.43                               0.36                                  0.35

   Book Value per common         7.44                               7.44                                  7.58
   share (x)

   Dividends per common          0.08                               0.08                                  0.08
   share (x)

   Weighted average
   number of                    9,782                              9,782                                10,393
   common shares
   outstanding (x)

   Weighted average
   number of
   fully diluted common         9,782                             10,979                                11,590


   shares outstanding (x)

   --------------------------------------------------------------------------------------------------------------

          PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME (Unaudited)
                   For the three months ended March 31, 1994

                                    (continued)


                                           Pro Forma
                               Historical  Adjustments  Pro Forma
                                 Urban        Urban     Combined
                                 -----        -----     ---------

   Income per share (x):
     Primary (y)                                          $0.33
     Fully Diluted                                         0.32

   Book Value per common                                   7.33
   share (x)

   Dividends per common                                    0.08
   share (x)

   Weighted average
   number of
   common shares
   outstanding (x)                                       12,528

   Weighted average
   number of
   fully diluted common
   shares outstanding (x)                                13,725

   (x) Shares issued and outstanding have been adjusted for the Stock Split.
   (y) After reduction of $287 ($.36 per share) of Series A Preferred Stock dividends for the pro forma combined
       HUBCO and Washington financial information and the pro forma combined HUBCO, Washington and Jefferson financial information and the pro forma combined HUBCO, Washington, Jefferson and Urban financial information.

                       See accompanying notes to pro forma combined condensed unaudited financial statements.


      NOTES TO PRO FORMA COMBINED CONDENSED UNAUDITED FINANCIAL STATEMENTS

  1) The following is a summary of the adjustments required to the pro forma combined condensed statements of income of HUBCO and Washington assuming the adjustments were made as of the beginning of the periods presented:

             (a) To record the amortization on a straight line basis (which is not materially different than the level yield basis) of the premium on the loan portfolio over 4.6 years.

             (b) To record the amortization on a straight line basis (which is not materially different than the level yield basis) of the discount on the investment portfolio over its estimated life of 1.6 years.

             (c) To reflect an increase of interest income from the proceeds of Washington stock options at 6.25%.

             (d) To reflect a loss of interest income for the use of funds for acquisition expenses at 6.25%.

             (e) To record the amortization of the premium on deposits.

             (f) To reflect an increase in the cost of funds for cash
                 payments to Washington shareholders at 4.50%.

             (g) To reflect an increase in depreciation expense reflecting the net increase in carrying value of premises and equipment.

             (h) To reflect the increase in expense from the amortization of cost over fair value of the Washington Merger based on a 5 year life.

             (i) To reflect the anticipated tax benefit on the pro forma adjustments.

  The following summarizes the acquisition of Jefferson by HUBCO in a pooling of interest transaction as reflected in the accompanying pro forma combined condensed unaudited financial statements.

       2)    Securities Available for Sale

          To eliminate Jefferson's shares currently
          owned by HUBCO.
                                                              ($517)(A)
                                                            =======

       3)    Other Assets


          To record the deferred tax adjustment
          related to the unrealized holding loss on
          the Jefferson "Available for Sale" portfolio.		$17

          To eliminate the deferred tax gain on
          Jefferson stock owned by HUBCO.                        85
							   --------

                                                               $102(B)
                                                           ========


       4)    Common Stock

          Retirement of Jefferson's outstanding common
          stock.                                            ($1,356)
          Issuance of 609,949 shares of HUBCO Common
          Stock with a stated value of $1.778 per share.      1,084
                                                           --------

                                                            ($  272)(C)
                                                           ========


       5)    Additional Paid in Surplus

          To transfer excess common stock to
          additional paid in surplus.                      $    272
          To eliminate Jefferson's shares currently
          owned by HUBCO.                                      (275)
                                                           --------

                                                               ($ 3)(D)
                                                           ========


       6)    Unrealized Holding Gain (Loss) on
             Securities Available for Sale

          Eliminate unrealized holding (gain) loss on
          Jefferson Common Stock held by HUBCO.            ($   157)
          To record the deferred tax adjustment related
          to the unrealized holding loss on the
          Jefferson "Available for Sale" portfolio.              17
                                                           --------

                                                              ($140)(E)
                                                           ========



       7)    Other Real Estate

          The Pro Forma Combined Condensed Statements
          of Income for the three months ended March
          31, 1994 has been adjusted to reclassify
          Jefferson's ORE valuation reserves on in-
          substance foreclosures to HUBCO's provision
          for possible loan losses to conform to
          HUBCO's implementation of SFAS 114.
          Accordingly, the provision for possible loan
          losses has been increased and other
          operating expenses decreased by $59.  No
          adjustment was needed for the period ending
          March 31 1995.                                            (F)

       8)    Shopper's Charge Account Transaction

          On December 7, 1994, the Bank acquired
          Shopper's Charge Accounts Co. ("Shoppers") for approximately $16.3 million in cash in a transaction accounted for under the purchase method of accounting. Accordingly, the Bank recorded approximately $63.4 million in assets and $46.9 million in liabilities.
          The difference reflects the stockholders' equity of Shoppers of $13.2 million and the purchase accounting adjustments of $3.3 million. No goodwill arose from the transaction.
          The acquisition of Shoppers did not have a material effect on the financial condition or results of operations of HUBCO as of and for the year ended December 31, 1994.


  The following summarizes the acquisition of Urban by HUBCO in a pooling of interest transaction as reflected in the accompanying pro forma combined condensed unaudited financial statements.

       9)    Securities

          Transfer of selected securities from Urban's
          "Available for Sale" portfolio to HUBCO's         $22,333(AA)
          "Held to Maturity" portfolio.                     =======





       10)   Securities Available for Sale

           To eliminate Urban shares currently owned
           by HUBCO.                                           ($15)
           Transfer of selected securities from Urban's
           "Available for Sale" portfolio to HUBCO's
           "Held to Maturity" portfolio.                    (22,333)
                                                           --------


                                                           ($22,348)(BB)
                                                           ========

       11)   Other Assets

           To eliminate the deferred tax gain on Urban
           stock currently owned by HUBCO.                       $3(CC)
                                                           ========


       12)   Common Stock

           Retirement of Urban's outstanding common
           stock.                                           ($1,230)
           Issuance of 2,135,002 shares of HUBCO
           common stock with a stated value of $1.778
           per share.                                         3,796
                                                           --------

                                                            $ 2,566(DD)
                                                           ========


       13)   Additional Paid in Capital

           To eliminate Urban shares currently owned
           by HUBCO.                                         ($   8)
           To transfer paid in capital to common stock
           for the issuance of 2,135,002 shares of
           HUBCO stock, net of Urban's capital.              (2,566)
                                                           --------

                                                            ($2,574)(EE)
                                                           ========


       14)   Unrealized Holding Gain (Loss) on
             Securities Available for Sale

           Eliminate unrealized holding gain on Urban
           Common Stock held by HUBCO.                      ($    4)(FF)
                                                           ========





       15)   Other Real Estate

           The Pro Forma Combined Condensed Statements
           of Income for the three months ended March
           31, 1994 has been adjusted to reclassify
           Urban's ORE valuation reserves on in-
           substance foreclosures to HUBCO's provision
           for possible loan losses to conform to
           HUBCO's implementation of SFAS 114.
           Accordingly, the provision for possible
           loan losses has been increased and other
           operating expenses decreased by $12.  No
           adjustment was needed for the period ending
           March 31, 1995.                                          (GG)

     (c)  Exhibits.

     The following exhibits were previously filed as exhibits to, or incorporated by reference in, the Original Form 8-K to which this Form 8-K/A is an amendment, and thus are not included in this filing:

     1. Letter Agreement dated March 1, 1995 by and among HUBCO, HUB and Jefferson National Bank (Exhibit 10 to the Original Form 8-K).

     2. Agreement and Plan of Merger dated February 14, 1995 by and among HUBCO, HUB and Urban (Incorporated by reference into the Original Form 8-K from HUBCO's Current Report on Form 8-K filed with the Commission on February 23, 1995) (Exhibit 2 thereto).

     3.   Consent of Stephen P. Radics & Co. (Exhibit 23 to the Original Form
          8-K).

     4. Audited consolidated financial statements of Urban for the years ended December 31, 1993 and 1992, and unaudited consolidated financial statements of Urban for the nine months ended September 30, 1994 (Exhibit 99 to the Original Form 8-K).

     The following exhibit was not previously filed as part of the Original Form 8-K and is incorporated by reference in this filing:

          Audited consolidated financial statements of Urban for the year ended December 31, 1994 (Incorporated by reference from the 1995 HUBCO Proxy Statement).

The following exhibit was not previously filed as part of the Original Form


8-K and is included in this filing:

          Consent of Arthur Andersen LLP (Exhibit 23 to this filing).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HUBCO, INC.

Dated: September 26, 1995          By: KENNETH T. NEILSON
                                       -------------------------
                                       Kenneth T. Neilson
                                       President and
                                       Chief Executive Officer

                              INDEX TO EXHIBITS

23        Consent of Arthur Andersen LLP